UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2004

                      OLYMPIC CASCADE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its chapter)

               Delaware                 001-12629              36-4128138
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    (State or other jurisdiction      (Commission            (IRS Employer
          of incorporation)           File Number)          Identification No.)

            875 North Michigan Avenue, Suite 1560, Chicago, IL 60611
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         (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (312) 751-8833



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          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure.

On June 22, 2004, National Securities Corporation, a wholly owned subsidiary of Olympic Cascade Financial Corporation, entered into an agreement with Fiserv Securities, Inc. to clear its brokerage business. The conversion from its current previous clearing firm to Fiserv is expected to be completed in the first week of October 2004. A copy of the clearing agreement is attached hereto as Exhibit 10.36 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.    Description
         -----------    -----------

         10.36 Clearing Agreement by and between Fiserv, Inc. and National Securities Corporation effective as of October 1, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Olympic Cascade Financial Corporation

June 24, 2004                      By: /s/ Mark Goldwasser
                                       -------------------------------------
                                       Mark Goldwasser
                                       President and Chief Executive Officer